Note 9 - Goodwill and Other Intangible, Net - Estimated Amortization Expense (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
2023	$ 49
2024	49
2025	49
Thereafter	27
Total	$ 174	$ 222